EXHIBIT 99.01

News Release Andrea Prochniak, Investors 212.756.4542 andrea.prochniak@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

AllianceBernstein Announces November 30, 2011 Assets Under Management

New York, NY, December 12, 2011 – AllianceBernstein L.P. and AllianceBernstein Holding L.P. (NYSE: AB) today announced that preliminary assets under management decreased to $411 billion from $424 billion during November 2011. The 3% decline reflects negative investment returns, including the impact of foreign exchange movements, and net asset outflows across the firm’s three distribution channels. Outflows were concentrated in Institutions and Retail, with a significant share driven by assets leaving the firm in connection with the previously announced dissolution of a joint venture in Australia.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in billions)

	At November 30, 2011				At Oct 31
	(preliminary)				2011

			Private
	Institutions	Retail	Client	Total	Total

Equity
Value	$48	$19	$18	$85	$94
Growth	14	18	15	47	49
Total Equity	62	37	33	132	143

Fixed Income	130	51	35	216	218

Other(1)	35	25	3	63	63
Total	$227	$113	$71	$411	$424

	At October 31, 2011

Total	$235	$118	$71	$424

(1) Includes Index, Structured, Asset Allocation services, and certain other alternative investments

www.alliancebernstein.com	1 of 2

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2010 and subsequent Forms 10-Q.  Any or all of the forward-looking statements made in this news release, Form 10-K, Forms 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong.  It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private clients in major world markets.

At September 30, 2011, AllianceBernstein Holding L.P. owned approximately 37.8% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 63.1% economic interest in AllianceBernstein.

Additional information about AllianceBernstein may be found on our internet site, www.alliancebernstein.com.

www.alliancebernstein.com	2 of 2